SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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THL Credit Senior Loan Fund

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THL CREDIT SENIOR LOAN FUND

227 West Monroe Street, Suite 3200

Chicago, IL 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 24, 2020 at

227 West Monroe Street, Suite 3200

Chicago, IL 60606

To the Shareholders:

Notice is hereby given that the 2020 Annual Meeting of Shareholders (the "Annual Meeting") of THL Credit Senior Loan Fund, a Delaware statutory trust (the "Fund"), will be held at the Fund's offices located at 227 West Monroe Street, Suite 3200, Chicago, IL 60606, at 9:30 a.m. C.T., on Friday, April 24, 2020, for the following purposes:

Proposal 1.	To approve a new advisory agreement between the Fund and First Eagle Alternative Credit, LLC (formerly known as THL Credit Advisors LLC).

Proposal 2.	To elect one Class III Trustee of the Fund to serve for a term ending at the 2023 Annual Meeting of the Fund and until her successor has been duly elected and qualified.

Proposal 3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important!

The Board of Trustees of the Fund has fixed the close of business on February 10, 2020 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders of record of the Fund on the Record Date are cordially invited to attend the Annual Meeting. Even if you expect to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. Please familiarize yourself with each proposal and vote immediately, even if you plan to attend the Annual Meeting.

We ask your cooperation in returning your proxy card promptly. If your completed proxy card is not received, you may be contacted by representatives of the Fund's proxy solicitor, D.F. King & Co., Inc.

By Order of the Board of Trustees,

Brian Good
President and Principal Executive Officer

March [9], 2020

QUESTIONS AND ANSWERS

REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals to be considered at the Annual Meeting.  Your vote is important.

Q.  What am I being asked to vote on at the Annual Meeting?

A.  At the Annual Meeting, you will be asked:

Proposal 1.	To approve a new advisory agreement between the Fund and First Eagle Alternative Credit, LLC (formerly known as THL Credit Advisors LLC) ("FEAC" or the "Adviser").

Proposal 2.	To elect one Class III Trustee of the Fund to serve for a term ending at the 2023 Annual Meeting of the Fund and until her successor has been duly elected and qualified.

Proposal 3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q.  Why am I being asked to approve a new advisory agreement?

A.  On December 8, 2019, the Adviser entered into a definitive agreement with First Eagle Investment Management, LLC ("FEIM"), whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into the Adviser, with the Adviser as the surviving company (the "Transaction"). FEIM is an independent, privately owned investment firm with approximately $101 billion in assets under management as of December 31, 2019.

The consummation of the Transaction, which occurred on January 31, 2020 (the "Closing Date"), resulted in a change of control of the Adviser and an "assignment" of the then-current investment advisory agreement between the Fund and the Adviser (the "Prior Advisory Agreement") under the Investment Company Act of 1940, as amended (the "1940 Act"), causing the Prior Advisory Agreement to terminate automatically by its terms.

In order to ensure the continued management of the Fund's assets following the termination of the Prior Advisory Agreement, at an in-person meeting held on January 9, 2020, the Board approved: (i) an interim advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement"); and (ii) subject to approval by Fund shareholders, the Adviser to continue serve as the Fund's investment adviser on a non-interim basis, pursuant to a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement").

In order for the Adviser to continue serving as the Fund's investment adviser pursuant to the New Advisory Agreement, the Fund's shareholders must approve the New Advisory Agreement. If the Fund's shareholders do not approve the New Advisory Agreement prior to 150 days from the date on which the Prior Advisory Agreement terminated (i.e., prior to June 29, 2020) (the "Expiration Date")), the Adviser may no longer be able to serve as the investment adviser for the Fund, and the Board will consider what actions may be appropriate for the Fund.

Q. Who is FEIM?

A: FEIM is an independent, privately owned investment management firm headquartered in New York with approximately $101 billion in assets under management (as of December 31, 2019). Dedicated to providing prudent stewardship of client assets, the firm focuses on active, fundamental and benchmark-agnostic investing, with a strong emphasis on downside protection. Over a long history dating back to 1864, FEIM has helped its clients avoid permanent impairment of capital and earn attractive returns through widely varied economic cycles—a tradition that is central to its mission today. FEIM's investment capabilities include equity, fixed income, private credit and multi-asset strategies.

FEIM has led a private credit group since its acquisition of NewStar Financial, Inc. (renamed First Eagle Private Credit, LLC ("FEPC")) in 2017. FEPC has been registered as an investment adviser with the Securities and Exchange Commission (the "SEC") since March 30, 2012 and is wholly owned by FEIM. FEPC's principal office is located at 500 Boylston Street, Suite 1250, Boston, Massachusetts 02116. FEPC has approximately $6.3 billion of assets under advisement as of December 31, 2019. Upon completion of the acquisition of the Adviser, FEIM's alternative credit platform, including FEAC, will represent approximately $23 billion in assets under management and advisement.

Q.  How does the Transaction affect the Adviser and the Fund?

A.  Other than the change in the ownership structure of the Adviser, the Transaction has not and will not materially affect the management and investment approach of the Adviser or the Fund. The Fund's investment objective, principal investment strategies and fundamental investment policies will not change as a result of the Transaction. In addition, the operations of the Adviser are expected to remain substantially the same going forward, as are the nature, extent and quality of the services that the Adviser provides to the Fund. As a result of the restrictions imposed by Section 15(f) of the 1940 Act relating to the Transaction, Brian Good, an "interested person" of the Fund (as defined in the 1940 Act), resigned as a Trustee of the Fund effective January 31, 2020. Mr. Good continues to serve as the President and Principal Executive Officer of the Fund. The Fund's remaining Trustees and all of its executive officers will continue to serve in their current roles and there is not expected to be any change in the personnel providing services to the Fund. The Fund's common shares will continue to be listed on the New York Stock Exchange and, unless and until shareholders approve the New Advisory Agreement, trade under their current ticker symbol, TSLF, and shareholders will continue to own the same amount and type of shares in the same Fund.

Furthermore, the combined platform of the Adviser and FEIM is expected to benefit the Fund not only through FEIM's scale as a global asset manager, but also through its access to additional distribution channels, such as investment advisers and wire houses. FEIM has a trusted and long-standing brand presence in the wealth management business, and FEIM's brand is expected to garner additional positive attention to the Fund. Furthermore, FEIM has over fifty sales professionals focused on retail wealth management channels. FEIM's brand presence and long-standing relationships may increase the rate of investor engagement with the Fund, promote investor access to information and grow awareness of the Fund in the market.

Q. Are the terms of the New Advisory Agreement different than the terms of the Prior Advisory Agreement?

A. No. The New Advisory Agreement's terms are substantially identical to the terms of the Prior Advisory Agreement. The Adviser's duties under the New Advisory Agreement, which include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions, are identical to its duties under the Prior Advisory Agreement, and the Adviser will continue to receive a monthly fee computed at the annual rate of 0.80% of the Fund's average daily Managed Assets (as defined in the proxy statement).

Q.  Will the Fund's expenses increase as a result of the Transaction?

A.  No. Pursuant to an expense limitation agreement with the Fund, the Adviser has agreed to limit, indefinitely, certain specified expenses (including investor relations/investor support servicing fees, treasury function expenses, compliance fees, professional fees (consisting of legal, tax and audit fees), third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund (the "Independent Trustees"), and "other expenses" consistent with the Fund's financial statement reporting) borne by the Fund to an amount not to exceed 0.25% per year of the Fund's Managed Assets. This agreement will remain in effect and unmodified following the closing of the Transaction. The Adviser may discontinue its obligations under the expense limitation agreement only with the consent of a majority of the Independent Trustees.

Q.  What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Annual Meeting?

A.  The Fund currently is being managed by the Adviser under the Interim Advisory Agreement, which took effect on the Closing Date and will remain effective until the earlier of the Expiration Date or the date upon which shareholders approve the New Advisory Agreement. The Interim Advisory Agreement includes substantially the same terms as the Prior Advisory Agreement and meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees pending shareholder approval of the New Advisory Agreement. Pursuant to Rule 15a-4, the Interim Advisory Agreement is not required to be approved by the shareholders of the Fund and will continue in effect until the Expiration Date, unless terminated sooner by its terms, the Board or the Adviser or until the New Advisory Agreement is approved by the shareholders of the Fund.

  Q.  What will happen if shareholders do not approve the New Advisory Agreement?

A.  If the New Advisory Agreement is not approved by the Fund's shareholders before the Expiration Date, the Adviser will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. If the New Advisory Agreement is not approved within the 150-day period (or pursuant to any permitted extension), the Board will consider what action would be appropriate for the Fund.

If the Fund's shareholders do not approve the New Advisory Agreement prior to the Expiration Date, the Adviser will receive the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow (as discussed below)), or the total amount in the escrow account (plus interest earned).

Q.  How does the Board recommend that I vote?

A.  The Board recommends that shareholders vote FOR approval of the New Advisory Agreement. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Q.  Do I have appraisal or dissenters' rights in connection with the proposals?

A.  Shareholders have no appraisal or dissenters' rights in connection with any of the proposals set forth in the Proxy Statement.

Q.  Will the Fund pay for this proxy solicitation?

A. No. All expenses associated with the preparation, mailing and solicitation of proxies for this Annual Meeting are being paid for by the Adviser, certain former equityholders of the Adviser and/or FEIM (or their affiliates), and not by the Fund or its shareholders.

 Q.  How do I vote my shares?

A.  By Mail: You may authorize your proxy by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the secured website provided on the proxy card and following the instructions, using your proxy card as a guide.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "FOR" each of the proposals.

In Person: Attend the Annual Meeting as described in the Proxy Statement.

Q.  Whom should I call for additional information about the Proxy Statement?

A.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call D.F. King & Co., Inc., our proxy solicitor, toll free at 1-866-796-7179.

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.            Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.            Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.            All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

THL CREDIT SENIOR LOAN FUND

227 West Monroe Street, Suite 3200

Chicago, IL 60606

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 24, 2020 at

227 West Monroe Street, Suite 3200

Chicago, IL 60606

PROXY STATEMENT

This document is a proxy statement (the "Proxy Statement") for THL Credit Senior Loan Fund, a Delaware statutory trust (the "Fund" or "TSLF"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board" or "Trustees") for use at the 2020 Annual Meeting of Shareholders (the "Annual Meeting") of the Fund to be held on Friday, April 24, 2020, at 9:30 a.m. C.T., at the office of the Fund, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, and at any adjournments or postponements thereof.

A Notice of the Annual Meeting and a proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March [9], 2020, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Fund, First Eagle Alternative Credit, LLC (formerly known as THL Credit Advisors LLC), the Fund's interim investment adviser ("FEAC" or the "Adviser"), American Stock Transfer & Trust Company, LLC ("AST"), the transfer agent to the Fund or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm engaged by the Fund to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid for by the Adviser, certain former equityholders of the Adviser and/or FEIM (or their affiliates), and not by the Fund or its shareholders. This Proxy Statement and form of proxy are first being sent to shareholders on or about March [9], 2020.

THE FUND'S ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, HAS PREVIOUSLY BEEN MAILED TO THE FUND'S SHAREHOLDERS. THE FUND'S ANNUAL REPORT IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT 1-844-409-6354 OR WRITING TO THE FUND AT 227 WEST MONROE STREET, SUITE 3200, CHICAGO, IL 60606. THE FUND'S ANNUAL REPORT ALSO IS AVAILABLE ON THE FUND'S WEBSITE AT WWW.THLCREDITTSLF.COM AND THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on April 24, 2020.

The Notice of Annual Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund's website – HTTP://THLCREDITTSLF.COM. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meeting and vote in person, please call 1-844-409-6354.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the Fund's shares of beneficial interest ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted "FOR" the proposals. Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of the Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606 before the Annual Meeting or at the Annual Meeting. Broker-dealers and other nominees holding Shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each proposal before the Annual Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Fund's Shares that does not specify how the beneficial owner's Shares should be voted will be deemed an instruction to vote "FOR" the proposals. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

The presence at the Annual Meeting, in person or by proxy, of holders of record of at least 33 1/3% of the outstanding Shares entitled to vote constitutes a quorum for the transaction of business (a "Quorum") at the Annual Meeting. Abstentions or withheld votes will be included when determining the presence of a Quorum. Shares for which brokers have not received voting instructions from the beneficial owner of Shares and do not have, or choose not to exercise, discretionary authority to vote Shares on certain proposals (which are considered "broker non-votes" with respect to such proposals) will also be treated as Shares present for Quorum purposes. In the event that a Quorum is not present at the Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chairman, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting, either in person or by proxy, of the Annual Meeting may adjourn the Annual Meeting without notice, other than announcement at the Annual Meeting, to a date not more than 120 calendar days after the original date of the Annual Meeting. If the adjournment is for more than 120 calendar days from the original date of the Annual Meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting. A shareholder vote may be taken on a proposal in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of such proposal.

The Fund has one class of capital stock consisting of common shares, par value $0.001 per Share. Each Share is entitled to one vote at the Annual Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional Shares. No Shares have cumulative voting rights with respect to any proposal. On the record date, February 10, 2020 (the "Record Date"), [_________] Shares of the Fund were issued and outstanding.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

Background on FEIM Transaction

On December 8, 2019, the Adviser entered into a definitive agreement with First Eagle Investment Management, LLC ("FEIM"), whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into the Adviser, with the Adviser as the surviving company (the "Transaction").

The consummation of the Transaction, which occurred on January 31, 2020 (the "Closing Date"), resulted in a change of control of the Adviser and an "assignment" of the then-current investment advisory agreement between the Fund and the Adviser (the "Prior Advisory Agreement") under the Investment Company Act of 1940, as amended (the "1940 Act"), causing the Prior Advisory Agreement to terminate automatically by its terms.

In order to ensure the continued management of the Fund's assets following the termination of the Prior Advisory Agreement, at an in-person meeting held on January 9, 2020, the Board approved: (i) an interim advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement"); and (ii) subject to approval by Fund shareholders, the Adviser to continue serve as the Fund's investment adviser on a non-interim basis, pursuant a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement"). In order for the Adviser to continue serving as the Fund's investment adviser pursuant to the New Advisory Agreement, the Fund's shareholders must approve the New Advisory Agreement.

The Interim Advisory Agreement took effect on the Closing Date and will remain effective until the earlier of 150 days from the date on which the Prior Advisory Agreement terminated (i.e., until June 29, 2020) (the "Expiration Date") or the date upon which shareholders approve the New Advisory Agreement. The Interim Advisory Agreement includes substantially the same terms as the Prior Advisory Agreement and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees pending shareholder approval of the New Advisory Agreement. If the Fund's shareholders do not approve the New Advisory Agreement prior to the Expiration Date, the Adviser will receive the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or the total amount in the escrow account (plus interest earned).

If the Fund's shareholders do not approve the New Advisory Agreement prior to the Expiration Date, the Adviser may no longer be able to serve as the investment adviser for the Fund, and the Board will consider what actions may be appropriate for the Fund.

Other than the change in the ownership structure of the Adviser, the Transaction has not and will not materially affect the Adviser or the Fund. The Fund's investment objective, principal investment strategies and fundamental investment policies will not change as a result of the Transaction. In addition, the operations of the Adviser are expected to remain the same going forward, as are the nature and quality of the services that the Adviser provides to the Fund. As a result of the restrictions imposed by Section 15(f) of the 1940 Act relating to the Transaction, Brian Good, an "interested person" of the Fund (as defined in the 1940 Act), resigned as a Trustee of the Fund effective January 31, 2020. Mr. Good continues to serve as the President and Principal Executive Officer of the Fund. The Fund's remaining Trustees and all executive officers will continue to serve in their current roles and there is not expected to be any change in the personnel providing services to the Fund. The Fund's common shares will continue to be listed on the New York Stock Exchange, and, unless and until shareholders approve the New Advisory Agreement, trade under their current ticker symbol, TSLF, and shareholders will continue to own the same amount and type of shares in the same Fund.

Furthermore, the Transaction is expected to benefit the Adviser and the Fund. The combined platform of the Adviser and FEIM is expected to benefit the Fund not only through FEIM's scale as a global asset manager, but also through its access to additional distribution channels, such as investment advisers and wire houses. FEIM has a trusted and long-standing brand presence in the wealth management business, and FEIM's brand is expected to garner additional positive attention to the Fund. Furthermore, FEIM has over fifty sales professionals focused on retail wealth management channels. FEIM's brand presence and long-standing relationships may increase the rate of investor engagement with the Fund, promote investor access to information and grow awareness of the Fund in the market.

Board Approvals and Recommendations

At an in-person meeting held on January 9, 2020, the Board, including a majority Trustees who are not "interested persons" (as that term is defined in 1940 Act) of the Fund (the "Independent Trustees"), unanimously approved the New Advisory Agreement for the Fund. The Board, including a majority of Independent Trustees, unanimously recommends that shareholders of the Fund approve the New Advisory Agreement.  A summary of the Trustees' considerations is provided below in the section entitled "Board Consideration of the New Advisory Agreement."

Shareholder Approval Requirements

Shareholders are being asked to approve the New Advisory Agreement between the Fund and the Adviser. Under Section 15(a) of the 1940 Act, the New Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, none of whom are parties to the New Advisory Agreement, and (ii) a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. In the event that the shareholders of the Fund do not approve the New Advisory Agreement, the Adviser may continue to act as the investment adviser for the Fund pursuant to the Interim Advisory Agreement until the Expiration Date. If the New Advisory Agreement is not approved by the Fund's shareholders before the Expiration Date, the Adviser will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. If the New Advisory Agreement is not approved before the Expiration Date (or pursuant to any permitted extension), the Board will consider what action would be appropriate for the Fund.

Comparison of Prior Advisory Agreement and New Advisory Agreement

The Prior Advisory Agreement was last considered and approved by the Board on May 24, 2018, and was last approved by the Fund's shareholders at the Fund's 2018 annual meeting held on August 3, 2018.  The Prior Advisory Agreement terminated on the Closing Date.

The Prior Advisory Agreement provided for a fee at the annual rate of 0.80% of the average daily value of the Fund's Managed Assets, paid monthly, to the Adviser, and that the Adviser shall manage all aspects of the advisory operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The frequency of payment and the definition of Managed Assets used in the Prior Advisory Agreement and the New Advisory Agreement are identical. The Prior Advisory Agreement provided that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties, the Adviser will not be subject to any liability to the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services under the Prior Advisory Agreement.

The New Advisory Agreement is substantially identical to the Prior Advisory Agreement, including the fee paid by the Fund. A marked version of the New Advisory Agreement against the Prior Advisory Agreement is attached as Exhibit A. The Fund paid $1,402,897 to the Adviser under the Prior Advisory Agreement for the fiscal year ended December 31, 2019.

Information Regarding FEAC

The Adviser was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including CLOs, and separately managed accounts.

Following the Transaction, the Adviser is principally owned by FEIM. FEIM is a limited liability company organized under the laws of the State of Delaware and has been a registered investment adviser under the Advisers Act since 1995. FEIM is a subsidiary of First Eagle Holdings, Inc., a holding company incorporated in Delaware ("FE Holdings"). Private equity funds indirectly controlled by The Blackstone Group Inc. and Corsair Capital LLC and certain co-investors indirectly own a majority economic interest in FE Holdings and FEIM.

The Adviser and its credit-focused affiliates managed assets of $17.4 billion as of December 31, 2019 across its two strategies investment platforms: Direct Lending and Tradable Credit. The Adviser benefits from a scaled and integrated business from an experienced and cohesive Tradable Credit team. Currently, the Adviser together with its wholly owned subsidiary employs 93 people and has a fully operational front, middle and back office team to manage the wide range of clients and portfolios across the platform. The Adviser has a global, diversified investor base and a strong following within the investment consultant community. The Adviser's "Tradable Credit Team" was formed on June 29, 2012 when the Adviser acquired Chicago-based McDonnell Investment Management LLC's Alternative Credit Strategies Group, a leading alternative senior debt manager.

The Tradable Credit Team manages approximately $15.1 billion in broadly syndicated bank loan and high yield bond assets in CLOs, separate accounts, and total return formats including commingled private and public funds as of December 31, 2019. The Tradable Credit Team employs a "value oriented" approach to credit investing which shares many of the elements of classic, value style investing in equities, but applied to a higher point in the capital structure. Given the investor base for the loan asset class, the Adviser believes there is an information inefficiency that can result in superior risk adjusted returns over time through focus on credit fundamentals in addition to market technicals. In clients' loan portfolios the Adviser has found opportunities during periods of price volatility in specific company situations as well as within industries showing signs of strength not yet documented by Wall Street research. As a "value oriented" manager, the Adviser centers its investment philosophy on intensive fundamental credit analysis with an attempt to understand credits and industries at a deeper level than some market participants. The objective of the philosophy is to avoid components of the market, issuer or industry, that are deemed fundamentally objectionable and to overweight elements of the market offering extra return for our perceived risk. In addition, the Tradable Credit Team looks for situations with a clear catalyst that may unlock value. Over twenty years of experience in the bank loan market has led the Tradable Credit Team to believe that information inefficiencies exist and that the market is not always correct. The Tradable Credit Team also benefits from understanding historical trends in industries, credit cycles and management teams to identify potential risks and appropriate mileposts to monitor as situations unfold.

Principal Executive Officer and Directors of FEAC

The name, address and principal occupation of the principal executive officer and each director of the Adviser are set out in the table below.

Name	Address	Principal Occupation

Christopher Flynn	100 Federal Street, 31st Floor Boston, MA 02110	President
[remaining personnel to come]	[_______]	[_______]

Each officer of the Fund, as well as Mr. Hickey, an Interested Trustee of the Fund (as defined below), is an employee of the Adviser as discussed below in "Information About Each Trustee's and the Nominee's Experience, Qualifications, Attributes or Skills" and "Principal Executive Officers of the Fund". No Independent Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, the Adviser or any of its affiliates.

Information Regarding Similar Funds

The Adviser serves as a sub-adviser to certain series of Russell Investment Company (the "Russell Funds"), an open-end registered management investment company advised by Russell Investment Management, LLC ("RIM").  The Russell Funds operate as "manager-of-manager funds" where RIM has the authority to monitor, hire and terminate (subject to approval of the board of trustees) sub-advisers to the Russell Funds and allocate and reallocate Russell Fund assets to them.  The Adviser does not manage all of the assets of each of the Russell Funds.  Instead, RIM allocates a portion of the Russell Funds' assets to the Adviser to manage employing investment strategies similar to those used to manage the Fund.  The allocation of Russell Fund assets to the Adviser may vary over time and is determined by RIM.

Fund Name	Net Asset Value (as of December 31, 2019)	Target Allocation to the Adviser	Advisory Fee Rate
Multi-Asset Growth Strategy Fund	$1,914,183,839.90	7%	*
Russell Multi-Strategy Income Fund	$992,842,839.33	14%	*
Unconstrained Total Return Fund	$654,067,173.79	20%	*

*  The Adviser is paid by RIM for its sub-advisory services to the Russell Funds an annual sub-advisory fee, on an aggregated basis across all assets RIM allocates to the Adviser dependent upon aggregate assets under management, as follows: 0.30% on assets up to and including $125 million, 0.25% on assets above $125 million up to and including $250 million and 0.20% on assets above $250 million.  The sub-advisory fee paid by RIM is calculated and paid quarterly in arrears based on the monthly average of all the Russell Fund assets allocated by RIM to the Adviser during that period.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

BOARD CONSIDERATION OF THE NEW ADVISORY AGREEMENT

On December 9, 2019, THL Credit Advisors LLC ("THL Credit") discussed the Transaction with the Board. THL Credit advised the Board that, if consummated, the Transaction would cause a change of control of THL Credit and therefore would result in an assignment of the Prior Advisory Agreement under the 1940 Act and that the Prior Advisory Agreement would thereby terminate automatically by its terms and the requirements of the 1940 Act.

In determining whether to approve the New Advisory Agreement and to recommend its approval by the Fund's shareholders, the Independent Trustees requested, received, and considered all information they deemed reasonably necessary to evaluate and to assess the terms of the New Advisory Agreement, the qualifications and ability of FEAC to provide all necessary services to the Fund, and the qualifications and ability of FEAC to provide services of a quality at least comparable to the quality of the services previously provided to the Fund by THL Credit. The Board, which is comprised of a majority of Independent Trustees, reviewed various materials furnished to it by THL Credit and FEIM, including information regarding: FEIM, FEAC, and their affiliates and personnel; FEIM's and FEAC's operations; the working capital that would be available to FEAC upon consummation of the Transaction; the access to additional capital that FEAC would have as part of a broader balance sheet; and the alignment of THL Credit’s and FEIM’s approaches to managing organizations. The Board also considered FEIM's and FEAC's legal and compliance capabilities. The Independent Trustees noted THL Credit’s observations of the ways in which the Fund would help to build out FEIM’s retail platform of income products.

In connection with the Board's deliberations, the Independent Trustees were advised by, and received assistance from, independent legal counsel. They received the advice of such counsel on various matters relating to consideration of the New Advisory Agreement and their responsibilities as Independent Trustees. The Independent Trustees also met in executive session in determining whether to approve the New Advisory Agreement.

The Board met with senior management and other representatives of THL Credit and discussed with them various matters relating to the Fund and the Transaction, including FEIM's commitment to maintain the financial, operational, and personnel resources necessary to assure the continuity of services to be provided by FEAC with those previously provided by THL Credit. The THL Credit representatives responded to the Independent Trustees' questions regarding these matters. THL Credit represented that it expected that, despite the change in its control, there would be no reduction in, or material change to, the nature or quality of services it provided to the Fund. In addition, THL Credit represented that FEIM intended to retain all of THL Credit's then-current key management and that THL Credit did not anticipate any material changes in its internal organizational or management structures as a result of the Transaction.

In preparation for an in-person Board meeting to be held on January 9, 2020 (the "Meeting") to consider the New Advisory Agreement and the Interim Advisory Agreement, the Independent Trustees, through their independent legal counsel, submitted an information request to THL Credit. The Independent Trustees reviewed the responses they received and, based thereon, submitted a supplemental information request. They reviewed the responses to that supplemental request and noted to THL Credit follow-up items for discussion at the Meeting. In response to requests by the Independent Trustees, THL Credit provided additional detail about the resources it expected to add to the Fund’s portfolio management following consummation of the Transaction and the steps it was taking to improve the Fund’s performance. The Independent Trustees also discussed with THL Credit the plans for its integration into the FEIM platform and noted THL Credit’s observation that the Transaction may allow personnel who provided services to the Fund to increase their focus on Fund-related matters.

At the Meeting, the Board, including a majority of the Independent Trustees, considered and approved the New Advisory Agreement. The Board then directed that the New Advisory Agreement be submitted to the Fund's shareholders for approval with the Board's recommendation that the shareholders vote to approve the New Advisory Agreement.

Factors Considered by the Board

In approving the New Advisory Agreement, the Board discussed its duty to the Fund and, in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Nature, Extent, and Quality of Services to be Provided.  The Board reviewed and considered various data and information regarding the nature, extent, and quality of the services provided by THL Credit under the Prior Advisory Agreement, which had been provided in connection with the Meeting or obtained in connection with previous Board meetings or discussions with THL Credit. The Board reviewed information about the background and experience of the staff of THL Credit and its investment personnel responsible for the portfolio management of the Fund. The Board considered THL Credit's overall ability to manage and administer the Fund and its work overseeing the Fund's other service providers. The Board evaluated THL Credit's financial condition and considered information regarding THL Credit's compensation program for its personnel involved in the portfolio management of the Fund, as well as FEIM's plans for compensating such personnel following consummation of the Transaction.

The Board considered the effectiveness of THL Credit's policies in achieving the best execution of portfolio transactions for the Fund. It noted THL Credit's representation that, since the Fund's inception, no brokerage trades conducted by THL Credit on behalf of the Fund had resulted in the receipt of "soft dollar" credits, and that no such arrangements were contemplated.

In addition, the Board considered THL Credit's legal, compliance, and internal risk management programs. The Board reviewed information concerning THL Credit's cybersecurity and disaster recovery/business continuity plans, corporate action policies and procedures, investment allocation and trade error policies and procedures, and processes for overseeing the valuation of the Fund's portfolio. The Board noted THL Credit's representation that it expected the Transaction to result in enhanced compliance resources and management support.

In approving the New Advisory Agreement, the Board concluded that it could reasonably be expected that FEAC would provide services of a similar nature, extent, and quality to those previously provided by THL Credit. The Board considered the facts that the New Advisory Agreement requires FEAC to provide the same services as were provided by THL Credit under the Prior Advisory Agreement and that the pertinent provisions of the New Advisory Agreement are in all respects materially the same as those of the Prior Advisory Agreement, with the exception of the increase, as requested by the Independent Trustees, in the minimum prior notice period for termination of the New Advisory Agreement by FEAC from 30 days to 60 days. The Board noted THL Credit's representation that it neither knew of nor expected any changes in personnel who provided services to the Fund. The Board also noted THL Credit's representation that it did not anticipate any change, as a result of the Transaction, in either its research and trading or its investor support servicing staff. The Board considered FEIM's planned post-Transaction employment arrangements for retaining and incentivizing key management personnel.

Investment Performance.  The Board considered the Fund's investment performance results and considered these results in comparison to the performance results of other funds in an appropriate peer universe as provided by Broadridge Financial Solutions, Inc. as well as in comparison to the Fund's benchmark index. In considering the Fund's performance results, the Board noted THL Credit's role in the Fund's portfolio management since the Fund's inception, first in THL Credit's capacity as the Fund's sub-adviser and, since August 3, 2018, in THL Credit's capacity as the Fund's investment adviser. The Board considered the Fund's performance results over the one-, two-, three-, four-, and five-year and since-inception periods ended October 31, 2019. The Board noted that the Fund had performed below the average of its peer universe for the one-, two-, three-, and four-year periods but had performed above the average of its peer universe for the five-year and since-inception periods. The Board noted that the Fund had performed below its benchmark index for the one-, two-, and three-year periods but had outperformed its benchmark index for the four- and five-year and since-inception periods. The Board considered THL Credit's observations concerning the Fund's recent underperformance, including the volatility in 2019 in the categories of the below-investment grade debt market to which the Fund has historically gained exposure in order to attempt to meet its objective of providing current income. The Board also considered THL Credit's discussion of steps it was pursuing to better position the Fund for future performance, including conducting a portfolio reallocation process and adding an additional trading professional.

Advisory Fees and Other Fees.  The Board noted that the Fund's management fee under the New Advisory Agreement of 0.80% of the average daily value of the Fund's Managed Assets was the same as the fee under the Prior Advisory Agreement and reflected the 2018 reduction negotiated by the Independent Trustees in connection with the transition of advisory arrangements from the Fund's previous investment adviser to THL Credit. The Board also noted that, under the New Advisory Agreement, FEAC would continue to provide investor support as part of its advisory relationship, as THL Credit had done under the Prior Advisory Agreement, and that the Fund would therefore continue not to bear a separate investor support servicing fee, which it had paid under its advisory arrangements prior to the appointment of THL Credit as investment adviser. The Board took into account that THL Credit had agreed that it or its owners, and not the Fund or the Fund's shareholders, would bear all costs incurred by the Fund in connection with the consideration of the Transaction by the Board and the Fund's shareholders. The Board also noted THL Credit's confirmation that the expense limitation agreement entered into with the Fund in 2018, pursuant to which THL Credit had agreed to limit, indefinitely, certain specified non-management expenses borne by the Fund to an amount not to exceed 0.25% per year of the Fund's Managed Assets, would remain in effect and unmodified following consummation of the Transaction.

The Board considered information concerning management fees and total expenses paid by similarly managed leveraged closed-end funds. The Board noted THL Credit's observation that the majority of these peer funds enjoyed economies of scale, through having a larger asset base than the Fund and/or through being a part of a significantly larger platform, that the Fund did not currently enjoy. The Board also considered the fees and expenses paid by other clients of THL Credit and its affiliate, THL Credit Senior Loan Strategies LLC, with investment objectives and strategies similar to those of the Fund. In considering the fees and expenses paid by such other clients as compared to the fees and expenses paid by the Fund, the Board received information regarding the services that THL Credit performs for the Fund that it typically does not perform for such other clients, such as meeting enhanced governance and reporting standards, coordinating use of leverage, providing enhanced legal and compliance staffing, providing enhanced financial officer services, and providing investor support services.

Economies of Scale.  The Board noted that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized by the Fund or THL Credit.

Fall-Out Benefits and Other Factors.  The Board also considered other benefits to FEAC, FEIM, and their affiliates expected to be derived from FEAC's relationship with the Fund as a result of the New Advisory Agreement, if approved, including the "fallout benefits," such as reputational value derived from serving as investment adviser to the Fund.

Costs of Services to be Provided and Profitability.  The Board considered THL Credit's profitability as the Fund's investment adviser and noted that FEAC's future profitability from its relationship with the Fund would be given further consideration on an annual basis going forward.

Other Considerations. The Board received information about FEIM's business. The Board considered the benefits, in terms of the investment opportunities available to the Fund and its portfolio management and investor support, that may accrue to the Fund from the Transaction. In terms of investment opportunities, the Board considered the new opportunities that may be available to the Fund as a result of THL Credit's strengthened partnerships, as a part of the broader FEIM platform, with borrowers and investment banks. In terms of portfolio management, the Board considered the potential support from the additional resources of FEIM's existing credit team. In terms of investor support, the Board considered the potential benefits to shareholder engagement and the Fund's market reputation resulting from FEIM's access to additional distribution channels, such as investment advisers and wire houses. The Board also considered information concerning both any potentially new or different conflicts of interest that FEAC may face in managing the Fund as a part of the broader FEIM platform and the mechanisms and procedures that FEAC planned to use to mitigate such potential conflicts of interest.

The Board noted that the officers of the Fund would remain the same upon consummation of the Transaction. At the Meeting, the Board also received information from THL Credit concerning progress toward satisfaction of the material conditions precedent to consummation of the Transaction.

The Board also considered possible alternatives to approval of the New Advisory Agreement. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including a majority of the Independent Trustees, concluded that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and recommended that shareholders vote "FOR" the approval of the New Advisory Agreement.

Approval of Interim Advisory Agreement. At the Meeting, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement on behalf of the Fund. The Board approved the Interim Advisory Agreement, which would be in effect for any period, up to 150 days, between consummation of the Transaction and approval by the Fund's shareholders of the New Advisory Agreement, in order to ensure continuity of advisory services. The Board noted that the terms of the Interim Advisory Agreement were substantially similar to those of the Prior Advisory Agreement, except for certain provisions, as required pursuant to Rule 15a-4 under the 1940 Act, pertaining to the Interim Advisory Agreement's effective and termination dates, notice period for termination by the Fund, and requirement that compensation to be paid to FEAC thereunder be held in an escrow account. The analysis set forth above for the New Advisory Agreement was equally applicable to the Board's review of the Interim Advisory Agreement. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement.

The Board has been informed that FEIM and the Adviser will use reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Fund from and after the Closing Date. Section 15(f) provides that when a sale of securities of, or a sale of any other interest in, an investment adviser occurs and it results in an assignment of an investment advisory contract with a registered investment company, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the Transaction, at least 75% of the board of the registered investment company must not be "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of either the predecessor or the current investment adviser and (2) an "unfair burden" must not be imposed on the investment company as a result of the sale of such interest or any implied terms, conditions, or understandings applicable to such sale. As stated above, Mr. Good, an interested person of THL Credit and FEAC, resigned as Trustee effective January 31, 2020. The Independent Trustees of the Fund do not have any interest in the Transaction.

PROPOSAL 2: ELECTION OF TRUSTEES

The Board currently consists of five Trustees, four of whom are Independent Trustees. The Trustees are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Trustees expiring at the third annual meeting of shareholders after the election of such class of Trustees. Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Ms. Hesslein is a Class III Trustee of the Fund. Ms. Hesslein has been nominated to serve for a three-year term to expire at the Fund's 2023 Annual Meeting and when her successor is duly elected and qualified. If elected, Ms. Hesslein will serve as an Independent Trustee.

The classes of Trustees are indicated below:

Nominee to Serve Until 2023 Annual Meeting
Laurie Hesslein
Trustees Serving Until 2021 Annual Meeting
Joseph L. Morea
Michael Perino
Trustees Serving Until 2022 Annual Meeting
Ronald J. Burton
Robert J. Hickey

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Ms. Hesslein has consented to continue to serve as a Trustee if elected at the Annual Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) "FOR" the nominee named in this Proxy Statement. The Board knows of no reason why the nominee will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board may recommend.

Information About Each Trustee's and the Nominee's Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Trustees and nominee, including their year of birth, positions with the Fund, principal occupations and other board memberships for the past five years are shown below.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee/Nominee(5)	Other Directorships Held by Trustee/Nominee(6)

Independent Trustees/Nominees(2):
Joseph L. Morea born 1955	Trustee; Chairman of the Board	Since 2013; Class I Trustee, current term ends at the 2021 Annual Meeting.	Self-employed, Commercial and Industrial Real Estate Investment (2012 – present).	2	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust; Trustee.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee/Nominee(5)	Other Directorships Held by Trustee/Nominee(6)

Laurie Hesslein born 1959	Trustee	Since 2017; Class III Trustee, current term ends at the 2020 Annual Meeting.(4)	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017).	2	Trustee, VanEck Vectors ETF Trust (56 funds).

Ronald J. Burton born 1947	Trustee, Audit Committee Chair	Since 2013; Class II Trustee, current term ends at the 2022 Annual Meeting.	Burton Consulting, LLC, Principal (2013 - present).	2	None.

Michael Perino born 1963	Trustee, Nominating and Governance Committee Chair	Since 2013; Class I Trustee, current term ends at the 2021 Annual Meeting.	St. John's University School of Law, Dean George W. Matheson Professor of Law (2007 – present); Associate Academic Dean (2017 – present).	2	None.
Interested Trustee(3)
Robert J. Hickey born 1963	Trustee	Since 2019; Class II Trustee, current term ends at the 2022 Annual Meeting.	First Eagle Alternative Credit, LLC, Managing Director (2012 – present).	1	None.

(1)	The business address of each Trustee is care of THL Credit Senior Loan Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606.
(2)	"Independent Trustees" are Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Fund.
(3)	"Interested Trustees" are "interested persons" (as such term is defined in the 1940 Act) of the Fund. Mr. Hickey is considered an "interested person" because of his affiliation with the Adviser.
(4)	Nominee for election. If elected, her term will expire at the 2023 Annual Meeting and when her successor is duly elected and qualifies.
(5)	The Fund Complex includes the Fund and Eagle Growth and Income Opportunities Fund ("EGIF"), a closed-end fund registered under the 1940 Act.
(6)	This column only includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act") (i.e., public companies) or other investment companies registered under the 1940 Act held by the Trustee.

Additional information about each Trustee follows that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared him or her to be an effective Trustee. The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's counsel; both counsel to the Independent Trustees and counsel to the Fund have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Trustees

•	Joseph L. Morea. Mr. Morea has had extensive experience in leadership roles in both investment banking and equity capital markets over his 37-year career in the Financial Services industry. Most recently, Mr. Morea was the U.S. Vice-Chairman and Head of U.S. Equity Capital Markets at RBC Capital Markets (2003–2012). He also headed the U.S. Investment Banking Division for RBC in 2009, in addition to his other roles in the firm. Mr. Morea was responsible for the investment banking coverage in a variety of industries, including: Real Estate, Energy, Financial Services, Healthcare, Technology, Telecommunications and Diversified Industries. Previously at UBS/PaineWebber from 1996 to 2003, Mr. Morea was the Managing Director and Co-Head of the U.S. Equity Markets Division. He also held a number of leadership positions within the Investment Bank, including Chief Operating Officer and Head of the U.S. Commitment Committee. Mr. Morea is a member of the Board of Directors of each of Energy and Exploration Partners, a private company, TravelCenters of America, LLC and Garrison Capital Inc. and a member of the Board of Trustees of each of RMR Real Estate Income Fund, Industrial Logistics Properties Trust and Tremont Mortgage Trust. Mr. Morea earned his Bachelor of Science in Business Administration from the State University of New York at Albany and an MBA from St. Johns University.

•	Laurie Hesslein. Ms. Hesslein has had extensive experience in financial services, investment management, business reengineering and risk management. Ms. Hesslein was a Managing Director of Citigroup and served as the Business Head of Local Consumer Lending North America within Citi Holdings, where she led multiple consumer businesses and portfolios. She previously served as the Strategic Relationship Manager at Citigroup for the Morgan Stanley Smith Barney Joint Venture within Citi Holdings and was also Citigroup's transition lead for the formation of Morgan Stanley Smith Barney in 2009. Ms. Hesslein was a member of Citigroup's corporate productivity improvement and reengineering team in 2008, where she worked across multiple Citigroup businesses to improve revenue and profitability through pricing optimization and the sharing of other related best practices. From 2005 to 2008, Ms. Hesslein was Smith Barney's Chief Administrative Officer and was responsible for general business management of the Private Client Group including leading the firm's client and field experience initiatives, technology strategy, and business risk and control. Ms. Hesslein joined Salomon Smith Barney in April 1995. Prior to her role as Chief Administrative Officer, her responsibilities included Director of Investment Product management and distribution, the development of Smith Barney's wealth management offering, restructuring of the corporate client group businesses, and business integrations and divestitures. Ms. Hesslein received her Bachelor of Arts in Economics from the University of Pennsylvania.

•	Ronald J. Burton. Mr. Burton has extensive business experience, primarily with the Dun & Bradstreet Corporation. Mr. Burton was appointed as a Vice President in 1988 and has held senior positions in credit information, marketing, purchasing, yellow pages and receivables management. Mr. Burton has extensive experience in business development and operational reengineering. He has been a part of start-ups as well as new acquisitions in the information publishing, data collection and e-commerce fields. He has also led reengineering/restructuring efforts at Dun & Bradstreet through its subsidiaries. Mr. Burton recently served as Commissioner/ Treasurer of the New Jersey Sports and Exposition Authority, in addition to serving five years on the New Jersey Investment Council, which oversees the state's $85 billion pension plans. Mr. Burton was a member of the Board of Trustees of the Jackie Robinson Foundation, where he previously served the Foundation as an acting Senior Vice President. A graduate of Colgate University, Mr. Burton served his alma mater as a Trustee.

•

Michael Perino. Michael Perino is currently the Associate Academic Dean and Dean George W. Matheson Professor of Law at St. John's University School of Law in New York. Professor Perino's primary areas of scholarly interest are securities regulation and litigation, corporations, class actions, and judicial decision making. Professor Perino has also been a Visiting Professor at Cornell Law School (2005), the Justin W. D'Atri Visiting Professor of Law, Business and Society at Columbia Law School (2002), and a Lecturer and Co-Director of the Roberts Program in Law, Business, and Corporate Governance at Stanford Law School (1995-1998). Professor Perino is the author of The Hellhound of Wall Street: How Ferdinand Pecora's Investigation of the Great Crash Forever Changed American Finance (Penguin Press 2010). He is the author of a leading treatise on the Private Securities Litigation Reform Act, Securities Litigation under the PSLRA (CCH 2000), as well as numerous articles and monographs on securities regulation, securities fraud, and class action litigation. In 2016, he served as an independent compliance consultant for a middle market investment bank and full-service broker-dealer in connection with a settlement that firm entered into with the SEC. In the past, the SEC has also retained Professor Perino to provide it with a report and recommendations on the adequacy of arbitrator conflict disclosure requirements in securities arbitration. Professor Perino received his LL.M. degree from Columbia Law School, where he was valedictorian, a James Kent Scholar, and the recipient of the Walter Gellhorn prize for outstanding proficiency in legal studies. He received his J.D. from Boston College Law School, where he was elected to the Order of the Coif. He also holds a B.A. degree (magna cum laude) from Rutgers University.

Interested Trustee

•	Robert J. Hickey. Mr. Hickey is currently a Senior Managing Director of the Adviser and a Senior Managing Director of First Eagle Alternative Credit SLS, LLC. Mr. Hickey also serves on the Operating Committee and the Global Investment Committee of the Adviser. He has more than thirty years of investment industry experience. From April 2004 through June 2012, Mr. Hickey was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell. Prior to joining McDonnell, Mr. Hickey was a Vice President of INVESCO Funds Inc. in Denver, Colorado, where he served as Portfolio Manager for the INVESCO High Yield Fund and Co-Manager of the INVESCO Select Income Fund. In addition, Mr. Hickey co-managed the fixed income components of several sub-advised funds. During this time, he maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high yield market. Mr. Hickey brings extensive knowledge of corporate, high yield, and emerging market securities, as well as derivatives and hedging instruments throughout the entire credit spectrum. He also has experience with the management and regulatory aspects of the insurance industry. Prior to joining INVESCO in 2001, Mr. Hickey was the director of corporate bonds for Van Kampen Investments. While at Van Kampen, he was also senior portfolio manager for several high yield and high grade corporate bond portfolios. Other responsibilities with Van Kampen included the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey received his MBA from the Kellogg Graduate School of Management at Northwestern University and his Bachelor of Arts degree from the University of Wisconsin.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trustees be Independent Trustees. Currently, four of the five Trustees are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Board has concluded that its current leadership structure, in which the Chairman of the Board is an Independent Trustee and not affiliated with the Adviser, is appropriate and in the best interest of shareholders. In light of the services provided to the Fund daily by the Adviser and the responsibilities of the Adviser to the Fund, the Board believes it appropriate and in the best interest of shareholders to have a separate President who is an active Adviser employee.

Board's Oversight Role

The Board's primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and otherwise in connection with its ongoing oversight of the Fund, regularly interacts with and receives reports from senior personnel of the Adviser. The Board's Audit Committee (which consists of all of the Independent Trustees) meets regularly, and between meetings the Audit Committee Chair has access to the Fund's independent registered public accounting firm and to the Fund's Treasurer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as personal trading, valuation, credit and investment research. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address the Fund's particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Fund. The Board receives reports from Fund counsel and the Independent Trustees' own independent legal counsel regarding regulatory, compliance and governance matters. The Board's oversight role does not make the Board a guarantor of Fund investments or of Fund activities or the activities of any of the Fund's service providers.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2019, the Board held four (4) meetings, which included three (3) joint meetings on behalf of both the Fund and EGIF. Each Trustee of the Fund attended all of the meetings of the Board and of any Committee of which he or she was a member. The compensation paid by the Fund to the Independent Trustees for the fiscal year ended December 31, 2019 is set forth below. No compensation is paid by the Fund to the Interested Trustee or officers of the Fund.

	Board Meeting and Committee Meeting Fees for the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex (including the Fund)(1)
Joseph L. Morea	$32,000	None	$64,000
Ronald J. Burton	$32,000	None	$64,000
Michael Perino	$32,000	None	$64,000
Laurie Hesslein	$32,000	None	$64,000

(1)	The fund complex consists of the Fund and EGIF.

The fund complex reimbursed the Independent Trustees a total of $444.00 for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the period ended December 31, 2019.

Executive Officers of the Fund

The current slate of executive officers of the Fund took office on June 22, 2018, except for Mr. Morris, who took office on June 13, 2019. The following table provides information concerning each of the executive officers, including their year of birth, positions with the Fund and principal occupations for the past five years.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served and Term of Office(2)	Principal Occupation(s) During Past Five Years

Brian Good born 1965	President and Principal Executive Officer	Since 2018	First Eagle Alternative Credit, LLC, Senior Managing Director and Chief Product Strategist (2012-present).

Jennifer Wilson born 1972	Treasurer, Principal Financial Officer, Principal Accounting Officer and Secretary	Since 2018	First Eagle Alternative Credit, LLC, Chief Accounting Officer (2020); First Eagle Alternative Credit, LLC, Director of Financial Planning & Analysis (2018-2019); Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (2012-2018).

Andrew Morris born 1986	Chief Compliance Officer	Since 2019	First Eagle Alternative Credit, LLC, Chief Compliance Officer (2020); Director, Senior Counsel of First Eagle Alternative Credit, LLC (2019); Associate, Kirkland & Ellis LLP (2016-2019); Associate, David Polk & Wardwell LLP (2014-2016).

Sabrina Rusnak-Carlson born 1979	Chief Legal Officer	Since 2018	First Eagle Alternative Credit, LLC, General Counsel (2015-present) and Chief Compliance Officer (2018 - 2019); Partner, Proskauer Rose LLP (2014-2015).

(1)	The business address of each officer, with the exception of Ms. Rusnak-Carlson, is 227 West Monroe Street, Suite 3200, Chicago, IL 60606. Ms. Rusnak-Carlson has a business address of 100 Federal Street, 31st Floor, Boston, MA 02110.

(2)	Elected by, and serves at the pleasure of, the Board.

Audit Committee

The Board has an Audit Committee comprised of Ms. Hesslein and Messrs. Burton, Morea and Perino, each of whom is an Independent Trustee and is also "independent" as defined under the listing standards of the New York Stock Exchange ("NYSE"). Mr. Morea simultaneously serves on the audit committees of more than three public companies, and the Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. During the Fund's fiscal year ended December 31, 2019, the Audit Committee held three (3) committee meetings, which included one (1) joint committee meeting on behalf of both the Fund and EGIF. The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm's (the "Independent Auditor") qualifications and independence; (iii) the performance of the Fund's Independent Auditor; and (iv) the compliance by the Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee Charter, which describes the Audit Committee's purpose and duties, is available at HTTP://THLCREDITTSLF.COM. This reference to the website does not incorporate the content of the website into this Proxy Statement.

Audit Committee Report

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2019.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor's independence from management and the Fund, including the Independent Auditor's letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not guarantee that the audit of the Fund's financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2019.

This report was submitted by the Audit Committee of the Fund's Board

Ronald J. Burton, Chairman of the Audit Committee
Michael Perino
Joseph L. Morea
Laurie Hesslein

February [27], 2020

Nominating and Governance Committee

The Board has a Nominating and Governance Committee comprised of Ms. Hesslein and Messrs. Burton, Morea and Perino, each of whom is an Independent Trustee. The Nominating and Governance Committee of the Fund met one (1) time during the fiscal year ended December 31, 2019. The functions of the Nominating and Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Board at the annual meetings of shareholders (consistent with criteria approved by the Board); identifying, selecting or recommending qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board); overseeing the evaluation of the Board; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Governance Committee. The Nominating and Governance Committee charter is available at HTTP:// THLCREDITTSLF.COM. This reference to the website does not incorporate the content of the website into this Proxy Statement.

The Nominating and Governance Committee has not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, the Nominating and Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate's experiences, qualifications, attributes or skills described above under "Information About Each Trustee's and the Nominee's Experience, Qualifications, Attributes or Skills"; and personal and professional integrity, character, time availability in light of other commitments, dedication and conflicts of interest. The Fund's Nominating and Governance Committee may consider whether a potential nominee's professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The Fund's Nominating and Governance Committee will consider Trustee candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Shareholder Proposals" below).

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the Secretary of the THL Credit Senior Loan Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606. All such communications will be directed to the Board's attention.

The Fund does not have a formal policy regarding Trustee attendance at the annual meetings of shareholders.

REQUIRED VOTE

Provided a Quorum is present, the approval of the New Advisory Agreement (Proposal 1) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Abstentions and broker non-votes will have the same effect as a vote against Proposal 1.

Provided a Quorum is present, the election of Ms. Hesslein as a Trustee (Proposal 2) requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote. For purposes of electing Ms. Hesslein as a Trustee, neither abstentions nor broker-non votes will be counted as votes cast. Broker non-votes will have no effect on Proposal 2. Abstentions will have the same effect as a vote "against" Proposal 2.

Proxies received will be voted "FOR" the approval of each of the proposals unless shareholders designate otherwise.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting to be held in 2021 pursuant to Rule 14a-8 under the 1934 Act must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the 2021 annual meeting no later than November [9], 2020, and must satisfy the requirements of the federal securities laws.

The Fund's By-Laws currently require shareholders wishing to nominate Trustees or propose other business to be brought before the Fund's 2021 annual meeting other than shareholder proposals pursuant to Rule 14a-8 under the 1934 Act to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606 not earlier than October [10], 2020, nor later than 5:00 p.m., C.T., on November [9], 2020; provided, however, that in the event that the date of the Fund's 2021 annual meeting is advanced or delayed by more than 30 days from the date of the preceding year's annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice by a shareholder must set forth all information required by the Fund's By-Laws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Stock Ownership by Trustees, Officers and Certain Shareholders

The following table sets forth, as of the Record Date, the beneficial ownership of: (i) each Trustee; (ii) the Fund's "named executive officers" (as that term is defined in Item 402 of Regulation S-K); (iii) each shareholder or "group" (as that term is defined in Section 13(d) of the 1934 Act) known to the Fund to beneficially own more than 5% of the outstanding Shares as of the Record Date, based on public filings and/or information provided by such persons; and (iv) the named executive officers and Trustees as a group, to the extent known by the Fund.

Unless otherwise indicated, to the Fund's knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Interested Trustee
Robert J. Hickey	5,558.78	*

Independent Trustees
Ronald J. Burton	300	*
Laurie Hesslein	2,000	*
Joseph L. Morea	1,000	*
Michael Perino	200	*

Executive Officers
Brian Good	10,060
Jennifer Wilson	1,700	*

Executive Officers and Trustees as a Group	20,818.78	*

5% Holders

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
[First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,332,057	17.96%

(1)	[The Charger Corporation ("Charger") is the General Partner of both First Trust Portfolios L.P. ("FTP") and First Trust Advisors L.P. ("FTA"). FTP acts as sponsor of certain unit investment trusts which hold Shares of the Fund. FTA, an affiliate of FTP, acts as portfolio supervisor of the unit investment trusts sponsored by FTP. Information shown was obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC on February 8, 2019 reporting share ownership as of December 31, 2018. Based on that filing, FTP, FTA and Charger do not have sole or shared voting power, but do have the shared power to dispose or direct the disposition of 1,332,057 Shares.]

None of the Independent Trustees nor their family had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2019.

Independent Registered Public Accounting Firm

[RSM US LLP ("RSM"), 80 City Square, Boston, MA, 02129, has been selected to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending December 31, 2020.] A representative of RSM will not be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by RSM for professional services for the fiscal years ended December 31, 2018 and 2019.

For the year ended December 31,	Audit Fees		Audit-Related Fees		Tax Fees*		All Other Fees**
2019	$	[____]	$	[_]	$	[____]	$	[______]
2018		$46,000		$0		$15,750		$0

* "Tax Fees" are those fees related to RSM's tax consulting services, including primarily the review of the Fund's income tax returns.

** "All Other Fees" include the aggregate fees billed for products and services provided by RSM, other than the reported services.

The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by RSM to the Fund, and all non-audit services to be provided by RSM to the Fund's Adviser and sub-adviser, if any, and any entity controlling, controlled by or under common control with the Fund's Adviser ("Affiliates") that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee has delegated authority to one of its members to pre-approve such services, subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which RSM billed the Fund fees for the fiscal years specified above were pre-approved by the Fund's Audit Committee, as required.

The aggregate non-audit fees billed by RSM for services rendered to the Fund and rendered to the Adviser or its Affiliates that provide ongoing services to the Fund for each of the last two fiscal years of the Fund was $[______] for 2019 and $23,500 for 2018.

Investment Adviser and Administrator

The Adviser serves as the Fund's interim investment adviser pursuant to the Interim Advisory Agreement between the Fund and the Adviser. The principal executive office of the Adviser is 100 Federal Street, 31st Floor, Boston, MA 02110.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286, serves as administrator to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's Trustees and executive officers, certain persons affiliated with the Fund and persons who beneficially own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes of ownership with the SEC. Trustees, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended December 31, 2019, all such filing requirements applicable to such persons were met, except that one late Form 3 filing was made on behalf of a Fund officer due to an administrative oversight.

Affiliated Brokers

As a result of the Transaction, FEF Distributors, LLC is now considered to be an "Affiliated Broker" (as defined in Item 22 of Schedule 14A) of the Fund. During the fiscal year ended December 31, 2019, no brokerage commissions were paid to such Affiliated Brokers.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Fund does not intend to present any other business at the Annual Meeting, nor is the Fund aware that any shareholder plans to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Fund will advise its shareholders of the voting results of the matters voted upon at the Annual Meeting in its next Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEE

Please advise the Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the shareholders.

EXPENSES OF PROXY SOLICITATION

The Fund has engaged D.F. King & Co., Inc. ("D.F. King") to serve as proxy solicitor and vote tabulator at an anticipated cost of approximately $[9,500] plus out-of-pocket expenses. This estimate is subject to the final solicitation campaign approved by the Fund and executed by D.F. King.  In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by D.F. King.  Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed for out-of-pocket expenses incurred in this connection.  If you have any questions concerning this Proxy solicitation, please contact Jennifer Wilson, Telephone Number:  1-312-995-6447.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the proxy statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Annual Meeting and voting in person.

All expenses associated with the preparation, mailing and solicitation of proxies for this Annual Meeting are being paid by the Adviser, certain former equityholders of the Adviser and/or FEIM (or their affiliates), and not by the Fund or its shareholders.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 1-844-409-6354 or write to THL Credit Senior Loan Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

EXHIBIT A

COMPARISON OF ADVISORY AGREEMENT

[THL CREDIT SENIOR LOAN FUND]

ADVISORY AGREEMENT

This Advisory Agreement is hereby made as of the ~~3rd~~9th day of ~~August, 2018~~January, 2020 (the "Agreement") between [THL Credit Senior Loan Fund], a Delaware statutory trust (the "Fund"), and First Eagle Alternative Credit, LLC (formerly known as THL Credit Advisors LLC), a Delaware limited liability company (~~"THL Credit" or~~ the "Adviser").

WITNESSETH:

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, ~~THL Credit~~the Adviser is engaged in rendering investment advisory services, including serving as the Fund's investment adviser pursuant to an interim advisory agreement ~~dated~~effective as of ~~June 22, 2018~~January 31, 2020; and

WHEREAS, a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) approved this Agreement at an annual shareholder meeting on April 24, 2020; and

WHEREAS, the Fund desires to retain the ~~THL Credit~~Adviser to provide investment advisory services to the Fund on a non-interim basis, and ~~THL Credit~~the Adviser is willing to provide or procure such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

APPOINTMENT

Appointment. The Fund hereby appoints ~~THL Credit~~the Adviser to act as ~~Adviser~~investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to provide the advisory services herein described, for the compensation herein provided.

ADVISORY SERVICES

Advisory Duties of Adviser. Subject to the supervision of the Board of Trustees of the Fund (the "Board"), the Adviser shall manage all aspects of the advisory operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, in conformity with the Agreement, as amended from time to time, Declaration of Trust of the Fund (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust") and By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws"); under the instructions and directions of the Board; and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder, the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder, and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use its best efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code. In managing the Fund in accordance with the requirements set out in this Section, the Adviser will be entitled to receive and act upon advice of counsel for the Fund.

Fund Management. The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser's determinations and all in accordance with the policies as set out in the Fund's Prospectus (as defined herein) or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of the Fund's portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents. The Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser's investment advisory clients.

Selection of Brokers. Subject to the policies established by, and any direction from, the Board, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Fund. The Adviser will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement (as defined herein) or as the Board may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for Fund transactions, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser or any subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser or any subadviser in connection with its services to other clients.

Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and interpretations of the Securities and Exchange Commission ("SEC") thereunder, or as otherwise permitted from time to time by the Fund's Registration Statement.

The Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other clients.

Delegation of Investment Advisory Services. Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees of the Fund (the “Trustees”) who are not "interested persons" of the Fund (the "Independent Trustees") and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may, through a ~~subadvisory~~sub-advisory agreement or other arrangement, delegate to a subadviser any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of the Board, including a majority of the Independent Trustees, and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

Instructions to Custodian. The Adviser or any subadviser shall provide the Fund's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

Valuation. The Adviser will provide assistance to the Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by such valuation policies and procedures as have been adopted by the Fund from time to time.

Books and Records. The Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Fund may direct, all records relating to the Adviser's services under this Agreement and the Fund's investments made by the Adviser as are required by Section 31 under the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940, as amended, the 1934 Act, the Commodities Exchange Act, and rules and regulations thereunder, and the Fund's compliance policies and procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and compliance policies and procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and shall be surrendered promptly to the Fund on request.

Advisory Services Not Exclusive. The Adviser's services to the Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that the personnel employed by the Adviser to assist in the performance of its duties hereunder, as well as the officers and directors of the Adviser, are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, and the Adviser has not delegated to a subadviser the responsibility for the management of all of the assets of the Fund, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired for or disposed of by the Fund.

EXPENSES

Expenses Borne by Adviser.

In connection with the services rendered by the Adviser under this Agreement, the Adviser will bear all of the following expenses:

The salaries and expenses of all personnel of the Fund and the Adviser, except the fees and expenses of the Independent Trustees, and any portion of the salary of the Fund's Chief Compliance Officer that the Board approves for payment by the Fund, if any; and

All expenses incurred by the Adviser in connection with managing the investment operations of the Fund other than those assumed by the Fund or administrator of the Fund or other third party under a separate agreement.

Expenses Borne by the Fund.

The Fund assumes and will pay its expenses, including but not limited to those described below:

The fees of any investment adviser or expenses otherwise incurred by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund;

Brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions or purchase and sale of other investment instruments on behalf of the Fund (including, without limitation, security settlement costs);

Litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business;

The fees and expenses of the Independent Trustees, and any portion of the salary of the Fund's Chief Compliance Officer that the Board approves for payment by the Fund, if any;

The fees and expenses of the Fund's custodian which relate to: (a) the custodial function and the recordkeeping connected therewith; (b) the preparation and maintenance of the general required accounting records of the Fund not being maintained by the Adviser; (c) the pricing of the Fund's portfolio securities, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Board; and (d) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's shares;

The fees and expenses of the Fund's transfer and dividend disbursing agent, which may be a custodian of the Fund, which relate to the maintenance of each shareholder account;

The fees and expenses of the Fund's administrator and accounting agent;

The charges and expenses of legal counsel (including legal counsel to the Independent Trustees), the Chief Compliance Officer and independent accountants for the Fund;

Organizational and offering expenses of the Fund, ~~including~~ all taxes and business fees payable by the Fund to federal, state or other governmental agencies and all costs of maintaining the Fund's existence;

The fees of any trade or industry association of which the Fund may be a member;

The cost of share certificates representing the Fund's shares, if any;

The cost of fidelity, Trustees and officers and errors and omissions insurance;

Allocable expenses with respect to shareholder communications and investor services and all expenses of shareholders' and Trustees' meetings and of preparing, filing, printing and mailing ~~prospectuses~~the Prospectus, proxies, shareholders reports, press releases, fact sheets and other shareholder communications in the amount necessary for distribution to the shareholders;

The fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the SEC and qualifying its shares under state securities laws, including the preparation and printing of the Fund's ~~registration statements~~ Registration Statement and amendments thereto and ~~prospectuses~~Prospectus for filing under federal and state securities laws for such purposes;

Fees and expenses related to the registration and listing of the Fund's shares on any securities exchange;

The expenses of issue, sale and repurchase of shares in the Fund, including expenses of conducting tender or repurchase offers for purposes of repurchasing Fund shares;

Expenses associated with the Fund's use of leverage, including any rating agency fees, commitment fees and interest expenses on borrowings;

Loan commitment fees and interest and distributions paid on securities sold short; and

All other expenses properly payable by the Fund.

COMPENSATION

~~Compensation.~~ For the services provided and the facilities furnished pursuant to this Agreement, the Fund will pay to the Adviser by the 2nd business day of each month as full compensation therefor a fee at the annual rate of 0.80% of the average daily value of the Fund's Managed Assets, as such term is defined herein. For purposes of calculating the advisory fee, the Fund's "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). Borrowings for investment purposes include any form or combination of financial leverage instruments, such as borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Furthermore, the value of the Fund's total assets shall be computed in the manner and on such days and at such time or times as provided in the Fund's valuation policies and procedures.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

ADDITIONAL OBLIGATIONS OF THE FUND

Documents. The Fund has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

Declaration of Trust, filed with the Secretary of the State of Delaware;

By-Laws;

Certified Resolutions of the Board authorizing the appointment of the Adviser and approving the form of this Agreement;

Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-2, as filed with the SEC, relating to the Fund and the Fund's shares and all amendments thereto (the "Registration Statement");

Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and all amendments thereto; and

The Prospectus and Statement of Additional Information of the Fund pursuant to which the Fund's shares are offered for sale to the public (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the "Prospectus").

LIMITATION OF LIABILITY

Limitation of Liability of Adviser. Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser, including its officers, directors, members, shareholders, employees and partners, shall not be subject to any liability to the Fund, or to any shareholder, officer, director, partner, employee or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

Limitation of the Fund and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents or shareholders of the Fund shall be personally liable hereunder. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

MISCELLANEOUS

Adviser Personnel. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they are elected or appointed. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees. The Adviser shall make its directors, officers and employees available to attend Board meetings as may be reasonably requested by the Board from time to time. The Adviser shall prepare and provide such reports on the Fund and its operations as may be reasonably requested by the Board from time to time.

Term and Duration. This Agreement shall become effective on the date ~~the Fund's shareholders approve this Agreement in accordance with the requirements of the 1940 Act~~set forth above, and shall continue in effect for two years from such date. Thereafter, the Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) the vote of a majority of the Independent Trustees who are not parties to this Agreement, in accordance with the requirements of the 1940 Act, or as otherwise permitted in conformity with the requirements of the 1940 Act and the rules thereunder and any applicable SEC or SEC staff guidance or interpretation.

Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Fund upon not less than 30 days' prior written notice to the Adviser after either (a) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or (b) the vote of a majority of the ~~Independent~~ Trustees; or (ii) by the Adviser upon not less than ~~30~~60 days' prior written notice to the Fund. This Agreement shall automatically terminate in the event of its "assignment" (as such term is defined for purposes of the 1940 Act).

Independent Contractor. Except as otherwise provided herein or authorized by the Board from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

Amendment. This Agreement may be amended in accordance with the 1940 Act, provided that any amendment, alteration, waiver or modification shall be in writing duly executed by the proper officials of the parties hereto, and no amendment to this Agreement shall be effective until approved by vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party.

Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at ~~100 Federal~~500 Boylston Street, ~~31st Floor~~Suite 1250, Boston, MA~~, 02110,~~ 02116, Attention: Sabrina Rusnak-Carlson, General Counsel; or (2) to the Fund at ~~100 Federal~~500 Boylston Street, ~~31st Floor~~Suite 1250, Boston, MA~~, 02110,~~ 02116, Attention: Chief Legal Officer.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Use of Name. The Fund may use any name including the name ~~THL~~First Eagle Alternative Credit or any derivative thereof for so long as this Agreement or any other agreement between the Adviser or any other affiliate and the Fund or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser or any organization that shall have so succeeded to its respective business.

Captions and Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

No Third-Party Beneficiaries. No person or entity not a party to this Agreement shall be deemed a third-party beneficiary of this Agreement.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

Interpretation of Law. As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date set forth above. This Agreement may be signed in counterparts.

~~THL~~FIRST EAGLE ALTERNATIVE CREDIT ~~ADVISORS~~, LLC

Attest:	By:
Name:	Name:
Title:	Title:

[THL CREDIT SENIOR LOAN FUND]

Attest:	By:
Name:	Name:
Title:	Title:

[Signature Page—TSLF Advisory Agreement]

THL CREDIT SENIOR LOAN FUND 227 West Monroe Street, Suite 3200 Chicago, IL 60606 Proxy for Annual Meeting of Shareholders on April 24, 2020 Solicited on Behalf of the Board of Trustees The undersigned hereby appoints Jennifer Wilson and Andrew Morris, and each of them, with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of THL Credit Senior Loan Fund, to be held Friday, April 24, 2020, at 9:30 a.m. C.T., at the office of the Fund, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.)

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ANNUAL MEETING OF SHAREHOLDERS OF THL CREDIT SENIOR LOAN FUND April 24, 2020 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on April 24, 2020. The Notice of Annual Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund’s website - HTTP://THLCREDITTSLF.COM You are encouraged to review all of the information contained in the proxy materials before voting. To obtain directions to attend the Annual Meeting and vote in person, please call 1-844-409-6354. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Proposal 1. To elect two Class I Trustees of the Fund, each to serve for a term ending at the 2018 Annual Meeting of the Fund and until his successor has been elected and qualified. O E. James Harris Class II director O John W. Burton Class II director O Aubrey B. Smith, Jr. Class II director O David E. Browne Class II director Proposal 1. To approve a new advisory agreement between the Fund and First Eagle Alternative Credit, LLC (formerly known as THL Credit Advisors LLC). Proposal 2. To elect one Class III Trustee of the Fund to serve for a term ending at the 2023 Annual Meeting of the Fund and until her successor has been duly elected and qualified. Nominee to Serve Until 2023 Annual Meeting Laurie Hesslein Proposal 3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominee named in this Proxy Statement and “FOR” Proposal 1. The Board knows of no reason why the nominee will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ---------------- 00030002000000000000 0 042420 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. FOR WITHHOLD

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